Taxation	6 Months Ended
Dec. 31, 2024
Taxation [Abstract]
TAXATION
15.	TAXATION

Cayman Islands

The Company is incorporated in the Cayman Islands. Under the current laws of the Cayman Islands, the Company is not subject to income or capital gains taxes. In addition, dividend payments are not subject to withholdings tax in the Cayman Islands.

Hong Kong

According to Tax (Amendment) (No. 3) Ordinance 2018 published by Hong Kong government, form April 1, 2018, under the two-tiered profits tax rates regime, the profits tax rate for the first HKD2 million of assessable profits will be lowered to 8.25% (half of the rate specified in Schedule 8 to the Inland Revenue Ordinance (IRO)) for corporations. MTV HK was not subject to Hong Kong profit tax for any period presented as it did not have assessable profit during the years presented.

PRC

Generally, the Group’s subsidiaries in the PRC, which are considered PRC resident enterprises under PRC tax law, are subject to enterprise income tax on their worldwide taxable income as determined under PRC tax laws and accounting standards at a rate of 25%.

In January 2019, the State Administration of Taxation announced that from January 1, 2019 to December 31, 2021, small and low-profit enterprises can enjoy a 20% corporate income tax rate on 25% of their taxable income amount for the proportion of taxable income not exceeding RMB1 million; and a 20% corporate income tax on 50% of their taxable income amount of more than RMB1 million but not exceeding RMB3 million. The State Administration of Taxation further announced that from January 1, 2022 to December 31, 2027, small and low-profit enterprises can enjoy a 20% corporate income tax rate on 25% of the taxable income amount for the portion of taxable income more than RMB1 million but not exceeding RMB3 million.

The income tax provision consists of the following components:

	For the six months ended December 31,
	2024	2023
	USD	USD
Current income tax expenses	(456,065)	(78,905)
Deferred income tax (expense)/benefit	(138,991)	124,207
Total income tax (expense)/benefit	(595,056)	45,302

A reconciliation between the Group’s actual provision for income taxes and the provision at the PRC, mainland statutory rate is as follows:

	For the six months ended December 31,
	2024	2023
	USD	USD
Income before income tax expenses	2,474,514	536,082
Computed income tax expense with statutory tax rate	(618,628)	(134,021)
Tax effect of non-deductible items	147,899	130,770
Write-off net loss carried forward	-	(72,566)
Effect of preferential tax rate	(124,327)	121,119
Income tax (expense)/benefit	(595,056)	45,302

As of December 31, 2024 and June 30, 2024, the significant components of the deferred tax liabilities are summarized below:

	As of
	December 31, 2024	June 30, 2024
Deferred tax assets:
Net operating loss carried forward	172,873	502,037
Allowance for doubtful accounts	2,915	928
Total deferred tax assets	175,788	502,965

As of December 31, 2024 and June 30, 2024, the Group had net operating loss carryforwards of approximately $3,823,700 and $4,390,265, respectively, which arose from the Group’s subsidiaries. As of December 31, 2024 and June 30, 2024, deferred tax assets from the net operating loss carryforwards amounted to $172,873 and $502,037, respectively.

As of December 31, 2024, net operating loss carryforwards will expire, if unused, in the following amounts:

2026	34,569
2027	782,180
2028	1,560,669
2029	224,364
2030	448457
2031	773,461
Total	3,823,700